      As filed with the Securities and Exchange Commission on May 11, 2001
                                                       Registration No. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                            NTN COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                      31-1103425
  (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                     Identification Number)

                        THE CAMPUS - 5966 LA PLACE COURT
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 438-7400

    (Address, including zip code, and telephone number, including area code, of Registrants' principal executive offices)

                              --------------------

           NTN COMMUNICATIONS, INC. 1995 STOCK OPTION PLAN, AS AMENDED
                            (Full title of the plan)

                                STANLEY B. KINSEY
                            NTN COMMUNICATIONS, INC.
                        THE CAMPUS - 5966 LA PLACE COURT
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 438-7400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                          COPIES OF COMMUNICATIONS TO:

                                 C. JAMES LEVIN
                              O'MELVENY & MYERS LLP
                              400 SOUTH HOPE STREET
                          LOS ANGELES, CALIFORNIA 90071
                                 (213) 430-6000

                              --------------------

                                           CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
        TITLE OF SECURITIES               AMOUNT          OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
         TO BE REGISTERED            TO BE REGISTERED         SECURITY               PRICE             REGISTRATION FEE
------------------------------------ ------------------- -------------------- --------------------- --------------------
Common Stock, $0.005 par value per   5,000,000 shares(1)          $0.653(2)         $ 3,262,500 (2)         $815.63 (2)
share
------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement covers, in addition to the number of shares of Common Stock stated above, options and other rights to purchase or acquire the shares of Common Stock covered by the Prospectus and, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), an additional indeterminate number of shares, options and rights, which by reason of certain events specified in the NTN Communications, Inc. 1995 Stock Option Plan, as amended (the "Plan") may become subject to the Plan.

(2) Pursuant to Rule 457(h), the maximum offering price per share and in the aggregate, and the registration fee were calculated based upon the average of the high and the low price of the Common Stock on May 10, 2001, as reported on the American Stock Exchange.

                              --------------------

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 (plan information and registrant information) will be sent or given to optionees as specified by Rule 428(b)(1) of the Securities Act. Such documents need not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents, which include the statement of availability required by Item 2 of Form S-8, and the documents incorporated by reference in this Registration Statement pursuant to
Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by NTN Communications, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") under the Securities Act are incorporated herein by reference:

         (1) The Company's Form S-8 Registration Statement relating to the Plan filed with the Commission on August 15, 1995 (Reg. No. 33-95776); and

         (2) The Company's Form S-8 Registration Statement relating to the Plan filed with the Commission on September 26, 1996 (Reg. No. 333-12777).

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                  Not applicable.

ITEM 8.  EXHIBITS

                  See the attached Exhibit Index that follow the signature page.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, on May 11, 2001.

                                  NTN COMMUNICATIONS, INC.,
                                  a Delaware corporation

                                  By:  /s/ Stanley B. Kinsey
                                       -----------------------------------------
                                           STANLEY B. KINSEY,
                                           Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of NTN Communications, Inc., hereby severally constitute and appoint Stanley B. Kinsey and James B. Frakes, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments to this registration statement on Form S-8 (including any post-effective amendments thereto), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                      Title                        Date
---------                                                      -----                        ----
                                                       Chairman of the Board
                                                    and Chief Executive Officer
/s/ Stanley B. Kinsey                              (Principal Executive Officer)            May 11, 2001
----------------------------------------
Stanley B. Kinsey
                                                      Chief Financial Officer
                                                 (Principal Financial Officer and
/s/ James B. Frakes                               Principal Accounting Officer )            May 11, 2001
----------------------------------------
James B. Frakes

/s/ Robert M. Bennett                                        Director                       May 11, 2001
----------------------------------------
Robert M. Bennett

/s/ Barry Bergsman                                           Director                       May 11, 2001
----------------------------------------
Barry Bergsman

/s/ Esther L. Rodriguez                                      Director                       May 11, 2001
----------------------------------------
Esther L. Rodriguez

/s/ Gary Arlen                                               Director                       May 11, 2001
----------------------------------------
Gary Arlen

/s/ Vincent A. Carrino                                       Director                       May 11, 2001
----------------------------------------
Vincent A. Carrino

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
4                 NTN Communications, Inc. 1995 Stock Option Plan, as amended January 7, 2000.

5                 Opinion of O'Melveny & Myers LLP regarding the legality of the securities registered hereunder
                  (including consent).

23.1              Consent of KPMG LLP, Independent Accountants.

23.2              Consent of O'Melveny & Myers (included with Exhibit 5).

24                Powers of Attorney (included on page S-1)

----------